                                                                   EXHIBIT 10.41

                          ROYALTY SETTLEMENT AGREEMENT



     This Royalty Settlement Agreement, dated as of June 8, 2000, is made and entered into by and among TIETEK, INC., a Texas corporation ("TieTek"), GAIA TECHNOLOGIES, INC., a Texas corporation ("Gaia"), NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation ("NATK" and together with Gaia and TieTek, "Payor"), WILLIAM T. ALDRICH, HENRY W. SULLIVAN and J. DENNY BARTELL, AS CO-TRUSTEES FOR THE BENEFIT OF DUNE HOLDINGS, L.L.C. (assignee of GAIA HOLDINGS, INC.) and THOR VENTURES, L.L.C. pursuant to that certain Trust Agreement dated December 29, 1995 ("Payee"); DUNE HOLDINGS, L.L.C. (assignee of GAIA HOLDINGS, INC.), a Delaware limited liability company ("Dune"), and THOR VENTURES, L.L.C., a Texas limited liability company ('"Thor").

                                    RECITALS

        A. Payor and Payee are parties to that certain TieTek Royalty Agreement dated as of December 30, 1997 (the "Royalty Agreement").

        B. Payor and Payee have been engaged in negotiations regarding the proper calculation of certain Alternate Minimum Royalty (as defined in the Royalty Agreement) payments due to Payee under the Royalty Agreement.

        C. Payor and Payee wish to conclusively resolve the amount of Alternate Minimum Royalty payments due under the Royalty Agreement as of the date hereof, through December 31, 2000 and thereafter to provide for the payment thereof as set forth herein.

     NOW THEREFORE, intending to be legally bound hereby, the parties agree as follows:

1. Dune and Thor, in full and complete compromise and settlement of any claims either of them may have against Payor on account of Alternate Minimum Royalty payments under the Royalty Agreement due and payable as of the date hereof and subsequently accruing from the date hereof through December 31, 2000 and thereafter, agree to accept the following consideration from NATK and TieTek:

        (a) An NATK Promissory Note payable to Dune in the amount of $16,670 and a like NATK Promissory Note payable to Thor in the amount of $33,330, with each note bearing interest of 10% per annum (payable quarterly in arrears). Principal payments under the notes shall be made to Dune and Thor upon the earlier to occur of (i) NATK's receipt of more than $500,000 in cumulative net proceeds from future capital fund raising efforts, whether previously or subsequently initiated, or (ii) June 8, 2002; and

        (b) 152,650 shares of restricted NATK Common Stock to Thor and 76,350 like shares to Dune, all of which shares will be registered for public resale on the next registration statement on Form S-1 filed by NATK with the Securities and Exchange Commission.

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             ROYALTY SETTLEMENT AGREEMENT DATED AS OF JUNE 8, 2000

2. Dune and Thor also agree to release NATK and TieTek from, and to waive the right to, any future Alternate Minimum Royalty payments provided that NATK and/or TieTek manufactures and ships at least 500 crossties at the Hardy Road, Houston plant on or before December 30, 2000.

3. Notwithstanding the foregoing, Dune and Thor shall have the unilateral right to revoke the release and waiver set forth in Paragraph 2 and shall be entitled to receive from Payee Alternate Minimum Royalty payments for periods commencing January 1, 2001, if NATK and TieTek do not fulfill the terms in paragraphs 1 and 2 above. Once revived, the payment obligation will continue until NATK and/or TieTek has constructed or acquired a manufacturing facility having sufficient rated capacity to produce at least 50,000 ties per year and has manufactured and shipped at least 500 crossties, at which time Dune's and Thor's right to any further Alternate Minimum Royalty payments shall be terminated.

        Except as set forth above, this Agreement shall not otherwise alter or amend the terms of that certain Royalty Agreement dated December 30, 1997 by and among Payor and Payee, which agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by duly authorized persons as of the date first above written.

                              TIETEK, INC.
                              a Texas corporation


                              /s/ Henry W. Sullivan
                              -----------------------------------
                              Henry W. Sullivan
                              President

                              GAIA TECHNOLOGIES, INC.
                              a Texas Corporation


                              /s/ Henry W. Sullivan
                              -----------------------------------
                              Henry W. Sullivan
                              President

                              NORTH AMERICAN TECHNOLOGIES
                              GROUP, INC.
                              a Delaware corporation


                              /s/ Henry W. Sullivan
                              -----------------------------------
                              Henry W. Sullivan
                              President and Chief Executive Officer

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             ROYALTY SETTLEMENT AGREEMENT DATED AS OF JUNE 8, 2000

                    SIGNATURE CONTINUED FROM PREVIOUS PAGE

                              William T. Aldrich, Henry W. Sullivan and J. Denny Bartell, Co-Trustees for the Benefit of Dune Holdings, L.L.C. (assignee of Gaia Holdings, Inc.) and Thor Ventures, L.L.C. under that certain Trust Agreement dated December 29, 1995 by and amount them.



                              /s/ William T. Aldrich
                              --------------------------------
                              William T. Aldrich
                              Co-Trustee


                              /s/ Henry W. Sullivan
                              --------------------------------
                              Henry W. Sullivan
                              Co-Trustee


                              /s/ J. Denny Bartell
                              --------------------------------
                              J. Denny Bartell
                              Co-Trustee


                              DUNE HOLDINGS, L.L.C. (assignee of GAIA
                              HOLDINGS, INC.)
                              a Delaware limited liability company


                              /s/ Henry W. Sullivan
                              --------------------------------
                              Henry W. Sullivan
                              President


                              THOR VENTURES, L.C.
                              a Texas limited liability company


                              /s/ William T. Aldrich
                              --------------------------------
                              William T. Aldrich
                              Manager

                                      -3-